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                                                                    EXHIBIT 99.1


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                                  DETACH HERE
     PROXY

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 9, 1996


                                STRATACOM, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned, having received the Notice of Special Meeting of Stockholders and the Proxy Statement/Prospectus, hereby appoint(s) Richard M. Moley, Sanjay Subhedar, and Craig W. Johnson, and each of them, Proxies of the undersigned (with full power of substitution) to attend the Special Meeting of Stockholders of StrataCom, Inc. ("StrataCom") to be held on July 9, 1996, and all postponements and adjournments thereof (the "Meeting"), and to vote all shares of Common Stock of StrataCom that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Meeting.



         The undersigned hereby confer(s) the Proxies, and each of them, discretionary authority to consider and act upon such business, matters or proposals other than the business set forth below as may properly come before the Meeting. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE FOR THE PROPOSALS.


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                                                            SEE REVERSE
                   Continued and to be signed on reverse side
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                                  DETACH HERE

     /X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

     1. Adoption and approval of the Agreement and Plan of Reorganization dated as of April 21, 1996 among StrataCom, Cisco Systems, Inc., and Jet Acquisition Corporation.

                / / FOR          / / AGAINST          / / ABSTAIN

     2. Approval to adjourn the meeting in the event that the Board of Directors wishes to continue to solicit votes to approve the transaction. The subsequent meeting must be held prior to September 1, 1996.


                / / FOR          / / AGAINST          / / ABSTAIN

        IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS APPEARING IN THE IMPRINT ON THIS CARD. FOR SHARES HELD JOINTLY, EACH JOINT OWNER SHOULD SIGN. IF SIGNING AS EXECUTOR, OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS AN OFFICER OF A CORPORATION, PLEASE INDICATE YOUR FULL TITLE AS SUCH.

                                            MARK HERE FOR ADDRESS CHANGE
                                            AND NOTE AT LEFT. / /

                                            Dated:

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                                            1996

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                                                       SIGNATURE

                                            Dated:

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                                            1996

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                                                       SIGNATURE